                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NATIONAL ENERGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          NATIONAL ENERGY GROUP, INC.

                       4925 GREENVILLE AVENUE, SUITE 1400
                              DALLAS, TEXAS 75206

                                                   April 26, 1997

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of National Energy Group, Inc., a Delaware corporation (the "Company") to be held on June 5, 1997, at 9:00 a.m. Central Time, at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231. Your Board of Directors and management look forward to greeting personally those Shareholders able to attend.

    At the Meeting, you will be asked to consider and vote upon (i) a proposal to elect eight (8) nominees as directors of the Company to serve until the next annual meeting of Shareholders of the Company to be held in 1998; (ii) adoption of the National Energy Group, Inc. 1996 Incentive Compensation Plan; (iii) a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997; and
(iv) any other business as may properly come before the Meeting (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "for" all nominees as directors and in favor of all Proposals.

    It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

    Mailing of this Proxy Statement is expected to begin on April 26, 1997.

    Thank you for your cooperation.

                                                Respectfully,

                                                NATIONAL ENERGY GROUP, INC.

                                                /s/ MILES D. BENDER
                                                ---------------------------------------------
                                                MILES D. BENDER
                                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          NATIONAL ENERGY GROUP, INC.

                       4925 GREENVILLE AVENUE, SUITE 1400
                              DALLAS, TEXAS 75206

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 5, 1997

                            ------------------------

To Our Shareholders:

    The Annual Meeting of Shareholders (the "Meeting") of National Energy Group, Inc., a Delaware corporation (the "Company") will be held at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231 at 9:00 a.m., Central Time, on June 5, 1997, to consider and vote on the following matters as described in this notice and the accompanying Proxy
Statement:

        1. To elect eight members of the Board of Directors of the Company to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

        2. To approve the adoption of the National Energy Group, Inc. 1996 Incentive Compensation Plan (the "1996 Plan") under which the Board of Directors or a committee composed of directors will have the authority to issue incentive and nonqualified stock options, restricted stock and appreciation rights to employees and directors of the Company and its subsidiaries. The 1996 Plan will authorize and reserve for issuance 5,000,000 shares of the Company's Common Stock, which may be issued pursuant to the terms of the 1996 Plan.

        3. To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997.

        4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors have fixed the close of business on April 21, 1997 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 36,145,359 shares of Common Stock and 50,000 shares of Series E Preferred Stock convertible into 2,222,222 shares of Common Stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206.

    The approximate date on which this Proxy Statement is first being mailed to Shareholders is April 26, 1997. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy card at any time prior to the Meeting. Mere attendance at a Meeting will not revoke a proxy, but a Shareholder present at a Meeting may revoke his or her proxy and vote in person. Any duly executed proxy card on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all the Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

    To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy cards as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                                By Order of the Board of Directors

                                                PHILIP D. DEVLIN
                                                VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                          NATIONAL ENERGY GROUP, INC.

                             1400 ONE ENERGY SQUARE
                             4925 GREENVILLE AVENUE
                              DALLAS, TEXAS 75206
                                 (214) 692-9211
                         (PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 5, 1997

                            ------------------------

SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of National Energy Group, Inc. (the "Company") to be voted at the annual general meeting of shareholders (the "Meeting") to be held at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231 on Thursday, June 5, 1997 at 9:00 a.m., central daylight savings time and at any adjournment thereof. This proxy statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about April 26, 1997.

    At the Meeting, the shareholders will be asked to consider and vote upon (i) a proposal to elect eight (8) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 1998;
(ii) adoption of the Company's 1996 Incentive Compensation Plan (the "1996 Plan"); (iii) a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997; and (iv) any other business as may properly come before the Meeting (collectively, the "Proposals"). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES AS DIRECTORS AND IN FAVOR OF ALL PROPOSALS.

RECORD DATE AND OUTSTANDING SHARES

    The Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On April 21, 1997, there were outstanding 36,145,359 shares of common stock, $.01 par value ("Common Stock") and 50,000 shares of Series E Preferred Stock ("Series E Preferred Stock") convertible into 2,222,222 shares of Common Stock, held by shareholders entitled to vote at the Meeting voting together as one class.

VOTING PROXIES

    A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and at any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instructions regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned, and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

                 This Proxy Statement is dated April 25, 1997.

    A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating that the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

QUORUM AND REQUIRED VOTE

    QUORUM. The presence, in person or proxy, of holders of Common Stock and Series E Preferred Stock, representing in the aggregate not less than a majority of the total number of outstanding shares of Common Stock and shares of Common Stock into which the Series E Preferred Stock is convertible, on the Record Date, will constitute a quorum for the Meeting.

    REQUIRED VOTE. At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of the Series E Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series E Preferred Stock would be convertible on the Record Date. The holders of Common Stock and Series E Preferred Stock will vote together as one class on the nominees for director and the Proposals.

    Holders of Common Stock and the Series E Preferred Stock have the right to elect eight (8) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock and Series E Preferred Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, or with respect to the Series E Preferred Stock, the number of shares of Common Stock into which such preferred stock is convertible by such holder, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election.

    The holders of the Company's Series B Preferred Stock ("Series B Preferred Stock"), Series C Preferred Stock ("Series C Preferred Stock") and Series D Preferred Stock ("Series D Preferred Stock") shall each have the right to elect one additional director to the Company's Board of Directors. See "Proposal 1--Director Election Proposal--Appointments of Series B Preferred, Series C Preferred and Series D Preferred Directors."

    Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

    VOTE BY DIRECTORS, OFFICERS AND AFFILIATES. At the Record Date, directors, officers and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 3,444,187 shares of Common Stock, or 9.5% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers and affiliates of the Company intend to vote FOR all nominees for director and in favor of all other Proposals described in this Proxy Statement. All of these directors, officers and affiliates of the Company will have an interest in the election of directors and/or the approval of the 1996 Plan Proposal. See "Security Ownership of Certain Beneficial Owners and Management."

PROXY SOLICITATION; EXPENSES

    Solicitation of proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial holders or owners of capital stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

    Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following tables set forth, to the best knowledge of the Company, information as to the ownership of the Company's Common Stock and all series of Preferred Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of such stock, (ii) directors and nominees, and (iii) all directors and officers as a group, as of April 21, 1997. Except as otherwise indicated, ownership of shares by the person's named below includes sole voting and investment power held by such persons.

    a.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth as of April 21, 1997, the individuals or entities known to the Company to own more than 5% of the Company's outstanding shares of capital stock.

NAME AND ADDRESS                                                                    NUMBER          % OF
OF BENEFICIAL OWNER                                            TITLE OF CLASS      OF SHARES      CLASS(1)
------------------------------------------------------------  -----------------  -------------  ------------

                                                COMMON STOCK

Carl C. Icahn ..............................................    Common Stock      8,212,544(2)        19.8%
  114 West 47th Street
  19th Floor
  New York, NY 10036

Kayne, Anderson Investment Management, Inc. ................    Common Stock      6,825,548(3)        15.8%
  1800 Avenue Of Stars
  Suite 1424
  Los Angeles, CA 90067

Croft-Leominster, Inc. .....................................    Common Stock      2,161,710(4)         6.0%
  207 E. Redwood St.
  Suite 802
  Baltimore, MD 21202

                                          SERIES B PREFERRED STOCK

Kayne, Anderson Investment Management, Inc. ................      Series B           52,500(5)         100%
  1800 Avenue Of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Arbco Associates, L.P. .....................................      Series B           18,900(6)          36%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Offense Group Associates, L.P. .............................      Series B           15,750(5)          30%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

NAME AND ADDRESS                                                                    NUMBER          % OF
OF BENEFICIAL OWNER                                            TITLE OF CLASS      OF SHARES      CLASS(1)
------------------------------------------------------------  -----------------  -------------  ------------
Kayne, Anderson Nontraditional Investments, L.P. ...........      Series B           14,700(5)          28%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Opportunity Associates L.P. ................................      Series B            3,150(5)           6%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

                                          SERIES C PREFERRED STOCK

Kayne, Anderson Investment Management, Inc. ................      Series C           40,000(6)         100%
  1800 Avenue Of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Arbco Associates, L.P. .....................................      Series C           14,400(6)          36%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Offense Group Associates, L.P. .............................      Series C           12,000(6)          30%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Kayne, Anderson Nontraditional Investments, L.P. ...........      Series C           11,200(6)          28%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Opportunity Associates L.P. ................................      Series C            2,400(6)           6%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

                                          SERIES D PREFERRED STOCK

Carl C. Icahn ..............................................      Series D          100,000(2)         100%
  114 West 47th Street                                         Preferred Stock
  19th Floor
  New York, NY 10036

                                          SERIES E PREFERRED STOCK

Kayne, Anderson Investment Management, Inc. ................      Series E           31,000(7)          62%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Foremost Insurance Company .................................      Series E           15,000(8)          30%
  5230 33rd Street, S.E.                                       Preferred Stock
  Grand Rapids, MI 49512

Arbco Associates, L.P. .....................................      Series E           13,750(7)        27.5%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

NAME AND ADDRESS                                                                    NUMBER          % OF
OF BENEFICIAL OWNER                                            TITLE OF CLASS      OF SHARES      CLASS(1)
------------------------------------------------------------  -----------------  -------------  ------------
Offense Group Associates, L.P. .............................      Series E            6,750(7)        13.5%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Kayne, Anderson Nontraditional Investments, L.P. ...........      Series E            8,000(7)          16%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

Topa Insurance Company .....................................      Series E            4,000(8)           8%
  c/o Kayne, Anderson Investment Management, Inc.              Preferred Stock
  1800 Avenue of Stars
  Suite 1424
  Los Angeles, CA 90067

Kayne, Anderson Offshore Ltd. ..............................      Series E            2,500(7)           5%
  1800 Avenue of Stars                                         Preferred Stock
  Suite 1424
  Los Angeles, CA 90067

--------------------------

(1) Based upon the 36,145,359 shares of Common Stock, 52,500 shares of issued and outstanding Series B Preferred Stock, 40,000 shares of issued and outstanding Series C Preferred Stock, 100,000 shares of issued and outstanding Series D Preferred Stock and 50,000 shares of issued and outstanding Series E Preferred Stock that are outstanding as of April 21, 1997. For each person or group the percentages, are calculated on the basis of the amount of outstanding securities of the particular class plus any securities that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2) High River, the record owner of these shares, is a Delaware limited partnership, and has pledged these shares to ING Capital. Riverdale Investors Corp., Inc. is a Delaware corporation and is the general partner of High River. Mr. Carl C. Icahn is the sole shareholder and a director of Riverdale. Riverdale's principal business address is 90 South Bedford Road, Mount Kisco, New York 10549 and Mr. Icahn's principal business address is c/o Icahn Associates Corp., 114 West 47th Street, 19th Floor, New York, New York 10036. The ownership figures in the table assume that all the shares of Series D Preferred Stock are converted and warrants for 700,000 shares of Common Stock are exercised. Riverdale and Mr. Icahn, by virtue of their relationships to High River, may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the shares which High River directly beneficially owns. Each of Riverdale and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Mr. Robert J. Mitchell has been appointed a director of the Company as the representative of the holders of the Series D Preferred Stock. Mr. Mitchell does not have dispositive or voting power over any of the shares owned by High River.

(3) Richard A. Kayne ("Kayne") is President, Chief Executive Officer and Director of KAIM, a registered investment advisor, and of Kayne, Anderson Associates, Inc. a registered broker/dealer. KAIM is the general partner of KAIM Non-Traditional L.P. ("L.P.") which is the general partner of and investment advisor to the investment partnerships referred to in this footnote. Mr. Kayne is also a limited partner in each investment partnership and a general partner of one of them. Mr. Kayne and KAIM have shared dispositive and voting power through investment partnerships for 52,500 shares of Series B Preferred Stock, 40,000 shares of Series C Preferred Stock, and 31,000 shares of Series E Preferred Stock, which may be converted at anytime into 3,230,769 shares, 2,000,000 shares and 1,377,779 shares of Common Stock, respectively, and for warrants to purchase 217,000 shares of Common Stock. The percentage ownership figures in the table assume that all shares of Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock are converted, the warrants to purchase 217,000 shares of Common Stock are exercised and

    6,825,548 shares of Common Stock are issued, and such shares are added to the shares of Common Stock outstanding. Mr. Kayne disclaims beneficial ownership of the shares held by the investment partnerships in excess of the amount attributable to him by virtue of his direct interest as a limited or general partner and by virtue of his indirect interest in KAIM's interest in the investment partnerships. KAIM and L.P. disclaim beneficial ownership of the shares held by the investment partnerships in excess of the amount attributable to them by virtue of their percentage interest in the investment partnerships. Mr. Robert V. Sinnott is Senior Vice President and Senior Investment Officer of L.P. and Mr. Elwood W. Schafer is a consultant to KAIM. Both are Directors of the Company; neither Mr. Sinnott nor Mr. Schafer have dispositive or voting power over any of these shares.

(4) Croft-Leominster, Inc., the record owner of the shares, is a Maryland corporation.

(5) For information on Richard A. Kayne, KAIM and L.P., see footnote (3) above. Arbco Associates L.P. has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. of 18,900 shares of Series B Preferred Stock, which converts into 1,163,077 shares of Common Stock. Offense Group Associates has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. for 15,750 shares of Series B Preferred Stock, which converts into 969,231 shares of Common Stock. Kayne, Anderson Non-Traditional Investments has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. for 14,700 shares of Series B Preferred Stock, which converts into 904,615 shares of Common Stock. Opportunity Associates L.P. has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. of 3,150 shares of Series B Preferred Stock, which converts into 193,846 shares of Common Stock.

(6) For information on Richard A. Kayne, KAIM and L.P., see footnote (3) above. Arbco Associates L.P. has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. of 14,400 shares of Series C Preferred Stock, which converts into 720,000 shares of Common Stock. Offense Group Associates has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. for 12,000 shares of Series C Preferred Stock, which converts into 600,000 shares of Common Stock. Kayne, Anderson Non-Traditional Investments has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. for 11,200 shares of Series C Preferred Stock, which converts into 560,000 shares of Common Stock. Opportunity Associates L.P. has shared dispositive and voting power with Mr. Kayne, KAIM and L.P. of 2,400 shares of Series C Preferred Stock, which converts into 120,000 shares of Common Stock.

(7) For information on Richard A. Kayne, KAIM and L.P., see footnote (3) above. Arbco Associates L.P. shares dispositive and voting power with Mr. Kayne, KAIM and L.P. of 13,750 shares of Series E Preferred Stock, which converts into 611,110 shares of Common Stock, and warrants for 96,250 shares of Common Stock. Offense Group Associates shares dispositive and voting power with Mr. Kayne, KAIM and L.P. for 6,750 shares of Series E Preferred Stock, which converts into 300,000 shares of Common Stock, and warrants for 47,250 shares of Common Stock. Kayne, Anderson Non-Traditional Investments shares dispositive and voting power with Mr. Kayne, KAIM and L.P. for 8,000 shares of Series E Preferred Stock, which converts into 355,555 shares of Common Stock, and warrants for 56,000 shares of Common Stock. Kayne, Anderson Offshore Limited shares dispositive and voting power with Mr. Kayne, KAIM and L.P. for 2,500 shares of Series E Preferred Stock, which converts into 111,111 shares of Common Stock, and warrants for 17,500 shares of Common Stock.

(8) Foremost Insurance Company has dispositive and voting power for 15,000 shares of Series E Preferred Stock, which converts into 666,666 shares of Common Stock, and warrants for 105,000 shares of Common Stock. Topa Insurance Company has dispositive and voting power for 4,000 shares of Series E Preferred Stock, which converts into 177,777 shares of Common Stock, and warrants for 28,000 shares of Common Stock.

    b.  SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information concerning the beneficial ownership of the Company's capital stock as of April 21, 1997 by each of the Company's present directors and executive officers and certain other parties, and the directors and executive officers of the Company as a group, all as reported by each such person as of April 21, 1996.

NAME AND ADDRESS                                                              NUMBER              % OF
OF BENEFICIAL OWNER                                    TITLE OF CLASS        OF SHARES          CLASS(1)
----------------------------------------------------  -----------------  -----------------  ----------------
Miles D. Bender ....................................    Common Stock        1,348,244(1)           3.7%
  4925 Greenville Avenue
  Suite 1400
  Dallas, Texas 75206

Bob G. Alexander ...................................    Common Stock          479,602(2)           1.3%
  6017 Morning Dove Lane
  Edmond, OK 73003

Jim L. David .......................................    Common Stock          462,889(3)           1.3%
  4925 Greenville Avenue
  Suite 1400
  Dallas, TX 75206

George B. McCullough ...............................    Common Stock          406,852(4)           1.1%
  6510 Pauma Dr.
  Houston, TX 77069

Robert H. Kite .....................................    Common Stock          376,955(5)           1.0%
  207 W. Clarendon
  12 F&G
  Phoenix, AZ 85013

Norman C. Miller ...................................    Common Stock          339,860(6)           -- (7)
  P.O. Box 1566
  Griffin, GA 30224

Robert A. Imel .....................................    Common Stock          165,250(8)           -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, TX 75206

William T. Jones ...................................    Common Stock          135,000(9)           -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, Texas 75206

R. Thomas Fetters, Jr.  ............................    Common Stock           75,000(10)          -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, Texas 75206

George N. McDonald .................................    Common Stock          130,523(11)          -- (7)
  3656 Macintosh Lane
  Salt Lake City, UT 84121

Philip D. Devlin ...................................    Common Stock           50,000(12)          -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, TX 75206

Robert V. Sinnott ..................................    Common Stock           27,500(13)          -- (7)
  1800 Avenue of Stars
  2nd Floor
  Los Angeles, CA 90067

NAME AND ADDRESS                                                              NUMBER              % OF
OF BENEFICIAL OWNER                                    TITLE OF CLASS        OF SHARES          CLASS(1)
----------------------------------------------------  -----------------  -----------------  ----------------
Robert A. West .....................................    Common Stock           12,012(14)          -- (7)
  507 S. Main
  Suite 602
  Tulsa, OK 74103

Elwood W. Schafer ..................................    Common Stock            9,500(15)          -- (7)
  7018 Blackwood Dr.
  Dallas, TX 75231

Robert J. Mitchell .................................    Common Stock                 (16)          -- (7)
  767 Fifth Avenue
  New York, NY 10153

Gene Anderson ......................................    Common Stock                 (17)          -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, Texas 75206

Melissa H. Rutledge ................................    Common Stock           35,000(18)          -- (7)
  4925 Greenville Avenue
  Suite 1400
  Dallas, Texas 75206

All officers and directors as a group
  (17 people) ......................................    Common Stock        4,054,187(19)         11.2%

All officers and officers as a group
  (17 people) ......................................      Series B              --                 --
                                                       Preferred Stock

All officers and directors as a group
  (17 people) ......................................      Series C              --                 --
                                                       Preferred Stock

All officers and directors as a group
  (17 people) ......................................      Series D              --                 --
                                                       Preferred Stock

All officers and directors as a group
  (17 people) ......................................      Series E              --                 --
                                                       Preferred Stock

--------------------------

(1) Mr. Bender's shares include the following: 1,135,744 shares held directly by Mr. Bender, 12,500 shares held in a trust for Mr. Bender's minor child and options to purchase 200,000 shares; does not include options to purchase 950,000 shares which are not yet exercisable.

(2) The amount shown owned by Mr. Alexander includes 139,602 shares owned by Mr. Alexander's wife, Donna Ports Alexander, but does not include options to purchase 25,000 shares which are not yet exercisable. Mr. Alexander disclaims any beneficial interest in the shares owned by his wife.

(3) Does not include options to purchase 25,000 shares which are not yet exercisable.

(4) Includes 371,852 shares held directly by Mr. McCullough and immediately exercisable options to purchase 35,000 shares, but does not include options to purchase 40,000 shares which are not yet exercisable. The figures in the table do not include 5,405 shares owned by Mr. McCullough's sons, for which Mr. McCullough disclaims beneficial ownership.

(5) Robert H. Kite is Chief Operating Officer and 33.0% beneficial owner of KFT, Ltd. and may be deemed to be the beneficial owner of shares held by KFT, Ltd. KFT, Ltd. holds 176,297 shares and Mr. Kite holds

    173,158 shares directly. The share figure in the table also includes options to purchase 27,500 shares, but does not include options to purchase 32,500 shares which are not yet exercisable.

(6) Mr. Miller owns 254,860 shares directly, and 50,000 shares through Incorp, Inc., of which Mr. Miller is owner. Includes options to purchase 35,000 shares, but does not include options to purchase 40,000 shares which are not yet exercisable.

(7) Less than one percent.

(8) Includes 30,250 shares held directly by Mr. Imel, options to purchase 135,000 shares (42,500 shares of which are for the beneficial interest of a former partner of Mr. Imel's pursuant to the dissolution of their partnership that previously engaged in contract services for the Company), but does not include options to purchase 125,000 shares (12,500 shares of which are for the beneficial interest of Mr. Imel's former partner referenced above) which are not yet exercisable.

(9) Includes 50,000 shares held directly by Mr. Jones and options to purchase 85,000 shares, but does not include options to purchase 125,000 shares which are not yet exercisable.

(10) Includes 50,000 shares held directly by Mr. Fetters and options to purchase 25,000 shares, but does not include options to purchase 125,000 shares which are not yet exercisable.

(11) Includes 123,023 shares held directly by Mr. McDonald and options to purchase 7,500 shares, but does not include options to purchase 32,500 shares which are not yet exercisable.

(12) Includes 50,000 shares of restricted Common Stock granted to Mr. Devlin, but does not include options to purchase 10,000 shares which are not yet exercisable.

(13) Includes options to purchase 27,500 shares held by Mr. Sinnott, but does not include options to purchase 32,500 shares which are not yet exercisable.

(14) Does not include options to purchase 25,000 shares which are not yet exercisable.

(15) Includes 2,000 shares held directly by Mr. Schafer and options to purchase 7,500 shares, but does not include options to purchase 32,500 shares which are not yet exercisable.

(16) Does not include options to purchase 25,000 shares which are not yet exercisable.

(17) Does not include options to purchase 25,000 shares which are not yet exercisable.

(18) Includes 10,000 shares held directly by Ms. Rutledge and options to purchase 25,000 shares, but does not include options to purchase 35,000 shares which are not yet exercisable.

(19) Includes a total of 3,444,187 shares held directly or indirectly by the executive officers and directors and options and warrants to purchase 910,000 shares which are exercisable within 60 days.

    Under the terms of the Series D Preferred Stock, a change in control of the Company may occur if any of the events occur that trigger the Series D Preferred Stock Contingent Voting Rights (as defined) to elect one-half of the Board of Directors of the Company plus one member and if such rights are exercised by such holders. See "Description of Capital Stock--Series D Preferred Stock."

                     PROPOSAL 1--DIRECTOR ELECTION PROPOSAL

    The Company's bylaws provide that the Board of Directors of the Company will consist of one or more members, the number of which is to be determined from time to time by the Board of Directors. The Board of Directors of the Company presently consists of 11 members, one of whom is appointed by the holders of Series B Preferred Stock, one or whom is appointed by the holders of Series C Preferred Stock and one of whom is appointed by the holders of Series D Preferred Stock, each voting separately as a class, and eight of whom are elected by the holders of Common Stock and Series E Preferred Stock. The Common Stock and Series E Preferred Stock vote together as one class with the number of votes held by the holders Series E Preferred Stock being equivalent to the number of votes that would be held if the Series E Preferred Stock was converted into Common Stock on the Record Date. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold offices provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the eight persons named in the table below, each of whom has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

    Directors are elected by plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

    Messrs. McCullough, Miller, Kite, McDonald, Sinnott, Schafer, Alexander, West and Mitchell are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company.

NOMINEES FOR ELECTION AT THE MEETING

NAME                                        AGE                        PRESENT POSITION WITH COMPANY(1)
--------------------------------------      ---      --------------------------------------------------------------------
George B. McCullough..................          71   Director, Chairman of the Board of Directors
Norman C. Miller......................          77   Director, Chairman of the Executive Committee
Miles D. Bender.......................          60   Director, President and Chief Executive Officer
Robert H. Kite........................          42   Director
George N. McDonald....................          63   Director
Jim L. David..........................          57   Director, Vice President, Exploitation
Bob J. Alexander......................          63   Director
Robert A. West........................          58   Director

------------------------

(1) Messrs. McCullough, Miller, Bender, Kite, and McDonald have been Directors of the Company since December 17, 1990. Messrs. Alexander, David and West were appointed to the Board on August 29, 1996. Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the holders of a majority of the outstanding shares of each series have the right to appoint one member to the Company's Board of Directors at all times while such series are outstanding. Directors generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected and qualified, or until their death, resignation or removal.

    For certain biographical information regarding the directors of the Company and information regarding committees of the Board of Directors and director compensation, see "Management."

APPOINTMENT OF SERIES B PREFERRED, SERIES C PREFERRED AND SERIES D PREFERRED
  DIRECTORS

    Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, holders of the majority of the outstanding shares of each such series shall have the right to appoint one member to the Company's Board of Directors at all times, and to collectively appoint one-third of the members of the Company's Board of Directors if the Company fails to make four dividend payments or if the Company makes four dividend payments on such preferred stock in shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as the case may be (as opposed to cash dividends). Effective immediately following the election of the eight members of the Board of Directors at the Meeting, it is anticipated that a majority of the holders of the Series B Preferred Stock will appoint Robert V. Sinnott as the director of the Company representing the Series B Preferred Stock, a majority of the holders of the Series C Preferred Stock will appoint Elwood W. Schafer as a director of the Company representing the Series C Preferred Stock and the holders of the Series D Preferred Stock will appoint Robert G. Mitchell as a director of the Company representing the Series D Preferred Stock, provided that such holders of preferred stock at their option may appoint other persons as directors of the Company. For certain biographical information regarding Messrs. Sinnott, Schafer and Mitchell, see "Management."

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The following table lists the name, age (as of March 17, 1997) and present position with the Company for each of the Company's directors and executive officers:

NAME                                        AGE                      PRESENT POSITION WITH THE COMPANY(1)
--------------------------------------      ---      --------------------------------------------------------------------
George B. McCullough..................          71   Director, Chairman of the Board of Directors
Norman C. Miller......................          77   Director, Chairman of the Executive Committee
Miles D. Bender.......................          60   Director, President and Chief Executive Officer
Robert H. Kite........................          42   Director
George N. McDonald....................          63   Director
Robert V. Sinnott.....................          57   Director
Elwood W. Schafer.....................          68   Director
Jim L. David..........................          56   Director, Vice President, Exploitation
Bob G. Alexander......................          63   Director
Robert A. West........................          58   Director
Robert J. Mitchell....................          50   Director
Robert A. Imel........................          38   Senior Vice President and Chief Financial Officer
William T. Jones......................          51   Senior Vice President, Operations
R. Thomas Fetters, Jr.................          57   Senior Vice President, Exploration
Philip D. Devlin......................          52   Vice President, General Counsel and Secretary
Gene W. Anderson......................          54   Vice President, Land
Melissa H. Rutledge...................          30   Controller and Chief Accounting Officer

------------------------

(1) Messrs. McCullough, Miller, Bender, Kite, and McDonald have been Directors of the Company since December 17, 1990. Mr. Sinnott was appointed to the Board on June 3, 1994 and Mr. Schafer was appointed to the Board effective September 26, 1995. Messrs. Alexander, David, West and Mitchell were appointed to the Board on August 29, 1996. Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the holders of a majority of the outstanding shares of each series have the right to appoint one member to the Company's Board of Directors at all times while such series are outstanding. Directors generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected and qualified, or until their death, resignation or removal.

    GEORGE B. MCCULLOUGH. Effective December 17, 1990, Mr. McCullough was appointed Chairman of the Board of Directors of the Company. From July 20, 1990 to June 11, 1991, Mr. McCullough was a Director of Big Piney. From October 1986 to June 11, 1991, Mr. McCullough served as Chairman of the Board of Directors of VP Oil, Inc. ("VP"). From 1948 to 1986, Mr. McCullough worked for Exxon Corporation ("Exxon"). Mr. McCullough was elected as a Vice President of Exxon in 1980. He was responsible for all employee relations for Exxon. Mr. McCullough holds B.A. and M.B.A. degrees from Tulane University.

    NORMAN C. MILLER. Effective December 17, 1990, Mr. Miller was appointed a Director of the Company and to the office of Chairman of the Executive Committee of the Company. Mr. Miller is the President and owner of Incorp, Inc., a petroleum consulting firm. Mr. Miller had been a Director of Big Piney and Chairman of its Executive Committee from July 20, 1990 until June 11, 1991. From September 1988 to June 11, 1991, Mr. Miller had been a Director of and Chairman of the Executive Committee of VP. Mr. Miller was President and CEO of Delhi International Oil Corporation from 1974 to 1981. Delhi was listed on the American Stock Exchange and had operations in the United States, Australia, Canada, Columbia, Guatemala and Panama. Mr. Miller was a Director of Woodbine Petroleum, a public company, from 1983 to 1985. He received his B.S. degree in Geology from the University of Oklahoma.

    MILES D. BENDER. Since December 17, 1990, Mr. Bender has been President, Chief Executive Officer and a Director of the Company. From July 20, 1990 to June 11, 1991, Mr. Bender served as President, Chief Executive Officer, Treasurer and a Director of Big Piney. Mr. Bender was President, Chief Executive Officer, Treasurer and a Director of VP from its inception in July, 1986 until June 11, 1991. He was also President and a Director of Tierra Energy, Inc., from 1984 until 1990. From 1981 to 1984, he was general partner of Rio Colorado Mining, Ltd., which was engaged in the minerals and natural resources businesses. From 1970 to 1980, Mr. Bender was President and Chairman of the Board of Syncom Incorporated ("Syncom"), a publicly-held company that manufactured magnetic computer supplies. Syncom was listed on the Boston Stock Exchange. Mr. Bender received his B.A. degree from and attended law school at the University of Buffalo.

    ROBERT H. KITE. Effective December 17, 1990, Mr. Kite was appointed a Director of the Company. From November 1987 until June 11, 1991, Mr. Kite served as a Director of VP. Since 1980, Mr. Kite has been President and Chief Operating Officer of KFT, Ltd., a family-owned company with operations which include land holdings, industrial and commercial developments, and equity and commodity investments. He has also been Chief Executive Officer of Roamin' Korp., Inc. since 1982, which is engaged in the businesses of construction, recording, mining and equity investments. Mr. Kite graduated from Southern Methodist University with a B.S. degree in Psychology and Political Science.

    GEORGE N. MCDONALD. Effective December 17, 1990, Mr. McDonald was appointed a Director of the Company. For more than five years prior to June 11, 1991, Mr. McDonald was a Director of Big Piney, and, from 1982 to July 20, 1990, he served as Vice President of Big Piney. From July 20, 1990 until June 11, 1991, Mr. McDonald was a Director of VP. From 1973 to present, Mr. McDonald has been the President and Owner of Canyon Courts, Inc. From 1985 to present, Mr. McDonald has also been a Director of Ion Laser Technology, Inc. Mr. McDonald was also President of Ion Laser Technology from 1985 to 1988, Chairman of the Board from 1985 to 1992 and Secretary from 1990 to 1992. Since 1988, Mr. McDonald has also been President/Owner of Medical Alignment Systems. From 1960 to 1972, Mr. McDonald was an account executive with Merrill Lynch, Pierce, Fenner and Smith, Inc. and certain predecessor firms. Mr. McDonald holds B.S. and M.B.A. degrees from the University of Utah.

    ROBERT V. SINNOTT. Effective June 3, 1994, Mr. Sinnott was appointed a Director of the Company. Mr. Sinnott has been Senior Vice President and Senior Investment Officer of KAIM Non-Traditional L.P. since 1992. From 1986 to 1992, Mr. Sinnott was Vice President and Senior Securities Officer of Citicorp. From 1981 to 1986, Mr. Sinnott was Director of Corporate Finance at United Energy Resources. From 1976 to 1981, he was Vice President at Bank of America. Mr. Sinnott is on the Board of Directors of Glacier Water Services, Inc. an AMEX listed vended water company, and Plains Resources, Inc., an AMEX listed oil and natural gas company. Mr. Sinnott received a Bachelor of Arts from the University of Virginia, and a MBA from the Graduate School of Business Administration at Harvard University.

    ELWOOD W. SCHAFER. Effective September 26, 1995, Mr. Schafer was appointed a Director of the Company. Mr. Schafer has been a consultant to KAIM since January 1993. Mr. Schafer was Managing Director and Chief Petroleum Engineer of Chemical Bank and its affiliate, Texas Commerce Bank, from December 1991 (when Chemical Bank and Manufacturers Hanover Trust merged) until July 1992. From 1974 until December 1991, Mr. Schafer worked for Manufacturers Hanover Trust and reached the position of Managing Director and Chief Petroleum Engineer. Mr. Schafer was Vice President and head of the oil department at the Bank of New York from 1970 until he joined Manufacturers Hanover Trust. From 1955 to 1970, Mr. Schafer worked at General American Oil Company. Prior to that he spent four years with Core Labs doing Rocky Mountain well-site geology. Mr. Schafer graduated from University of Illinois with a B.S. in geology.

    JIM L. DAVID. Mr. David, a founder of Alexander, was appointed a Director and Vice President, Exploitation of the Company when Alexander merged into NEG-OK on August 29, 1996. From 1980 until the Merger, Mr. David served as Executive Vice President of Alexander. From 1977 to 1980, Mr. David was employed as exploration manager for Reserve Oil, Inc., Northern Division. Mr. David served as Alaska chief geologist and senior staff geologist for Texas International from 1973 to 1976. Mr. David graduated with a bachelor of arts degree in geology from Louisiana Tech University and obtained a master of arts in geology from the University of Missouri.

    BOB G. ALEXANDER. Mr. Alexander, a founder of Alexander, was appointed a Director of the Company when Alexander merged into NEG-OK on August 29, 1996. From 1980 until the Merger, Mr. Alexander served as Chairman of the Board, President and Chief Executive Officer of Alexander. From 1976 to 1980, Mr. Alexander was Vice President and General Manager of the Northern Division of Reserve Oil, Inc. and President of Basin Drilling Corp. (subsidiaries of Reserve Oil and Gas Company). Mr. Alexander attended the University of Oklahoma and graduated with a bachelor of science degree in geological engineering.

    ROBERT A. WEST. Mr. West was appointed a Director of the Company when Alexander merged into NEG-OK on August 29, 1996. Since 1973, Mr. West has owned and/or invested in various energy industry service companies including Alexander Well Services, Inc. and Beacon Fluid Services (formerly Beacon Well Services, Inc.). Since 1989, he has served as President and majority shareholder of The West Group, Inc., a vacuum transport and completion fluids service company. Mr. West is a graduate of The University of Tulsa.

    ROBERT J. MITCHELL. Effective August 29, 1996, Mr. Mitchell was appointed a Director of the Company. Mr. Mitchell has been Senior Vice President--Finance of ACF Industries Inc. since March 1995 and was Treasurer of ACF Industries Inc. from December 1984 to March 1995. Mr. Mitchell has also served as President and Treasurer of ACF Industries Holdings Inc. since August 1993 and as Vice President, Liaison Officer of Icahn & Co., Inc. since November 1984. From 1987 to January 1993, Mr. Mitchell served as Treasurer of TransWorld Airlines, Inc. and was the Treasurer of TransWorld Airlines, Inc. when it filed for reorganization under Chapter 11 of the United States Bankruptcy Code, as amended, in January 1992. Mr. Mitchell is also a director of Cadus Pharmaceutical Corporation, a NASDAQ National Market listed pharmaceutical company.

    ROBERT A. IMEL. Effective October 1, 1996, Mr. Imel became the full-time Chief Financial Officer and Senior Vice President of the Company. From September 1993 to October 1996, Mr. Imel served as Chief Financial Officer of the Company on a contract basis. From May 1992 to October 1996, Mr. Imel was President of Imel and Hayes, P.C. and its predecessor. From March 1991 to January 1993, Mr. Imel was President and Chief Financial Officer of Murexco Petroleum, Inc., Dallas, Texas. In May, 1992, Murexco Petroleum, Inc. filed a voluntary bankruptcy petition and in January 1993 it was converted to a Chapter 7 liquidation. In addition, from March 1988 to February 1991, Mr. Imel served as Vice President and Chief Financial Officer of Phoenix Operating Company in Dallas. From September 1984 until February 1988, Mr. Imel was Vice President and Chief Financial Officer of Murexco Petroleum, Inc. and from February 1983 to August 1984 he was Controller of Atlas Energy Corporation in Dallas. He was Senior Accountant with Peat, Marwick, Mitchell & Co. in Dallas from June 1980 until January 1983. Mr. Imel received his B.S. degree in Accounting and Finance from Oklahoma State University and is currently licensed as a CPA in the State of Texas.

    WILLIAM T. JONES. Effective August 29, 1996, Mr. Jones was appointed Senior Vice President, Operations of the Company. Prior to such appointment, Mr. Jones was Vice President, Production and Engineering of the Company since July 1994. After receiving a B.S. degree in Petroleum Engineering at Mississippi State University, Mr. Jones began his career with Shell Oil Company in June 1968 in Houston, Texas. In May 1973, Mr. Jones joined Tenneco Oil Company in Denver, Colorado. After Tenneco Oil, Mr. Jones held various engineering and management positions with several independent oil companies in Dallas and Ft. Worth, Texas before moving to Abilene to become Chief Operating officer of Ard Drilling Company from July 1992 to June 1994.

    R. THOMAS FETTERS, JR. Mr. Fetters was appointed Senior Vice President, Exploration of the Company effective September 18, 1995. Mr. Fetters was President and Chief Operating Officer of XCL Exploration and Production, Inc. and XCL-China Ltd. (both wholly owned subsidiaries of XCL Ltd., formerly The Exploration Company of Louisiana, Inc.), from February 1990 until September 1995. From March 1989 to February 1990 Mr. Fetters held the position of Chairman of Independent Energy Corporation which was acquired by The Exploration Company of Louisiana. From May 1983 to March 1989, Mr. Fetters served as President and Chief Executive Officer of CNG Producing Company in New Orleans and, from August 1966 to May 1983, held various positions, from Geologist to Exploration Manager with several divisions of Exxon, primarily in the Gulf Coast region and offshore Gulf of Mexico of the U.S., and in Malaysia and Australia. At Exxon USA, Mr. Fetters held the positions of Division Manager of Production Research and Exploration Planning Manager. Mr. Fetters filed for personal bankruptcy in June 1993 due to market conditions of real estate at such time and was discharged from his debts in September 1993. Mr. Fetters holds B.S. and M.S. degrees in geology from the University of Tennessee.

    PHILIP D. DEVLIN. Effective March 1, 1997, Mr. Devlin was appointed Vice President and General Counsel of the Company and, effective March 20, 1997, the Board of Directors appointed him Secretary of the Company. From September 1984 to October 1994, Mr. Devlin served as Executive Vice President, General Counsel and Secretary for Sunrise Energy Services, Inc., a publicly-held natural gas marketing company. From October 1994 through February 1997, Mr. Devlin acted as President and Chief Executive Officer of Sunrise Energy Services, Inc. In July 1995, Sunrise Energy Services, Inc. filed to reorganize under Chapter 11 of the Bankruptcy Code and in February 1997 a Plan of Reorganization was confirmed by the Bankruptcy Court. Mr. Devlin is licensed by the State Bar of Texas, admitted to practice before the Supreme Court of the United States and is a past President and Director of the Natural Gas and Electric Power Association of North Texas. Mr. Devlin holds a B.A. degree and an M.A. degree from the University of California and J.D. degree with honors from California Western School of Law, San Diego, California.

    GENE W. ANDERSON. Mr. Anderson was appointed Vice President, Land effective March 17, 1997. Mr. Anderson has 29 years of land experience, both domestic and foreign. Most recently, Mr. Anderson was responsible for Enserch Exploration's land activities in South Louisiana. Prior to that he held the position of Onshore Land Manager at both Total Minatome Corporation in Houston and PG&E Resources (DALEN) in Dallas. He held these positions from 1989 through 1995. From 1975 to 1989, Mr. Anderson held various Land Management positions in Denver, including Vice President--Land at Energetics Inc. from 1980 to 1984. Mr. Anderson's career began with Chevron in 1968 and continued until 1975. While at Chevron, Mr. Anderson held various land positions in both the Rockies and Mid Continent areas as well as 3 years on the land/legal staff of Chevron Overseas Petroleum. Mr. Anderson holds B.S. and J.D. degrees from the University of North Dakota.

    MELISSA H. RUTLEDGE. Effective August 15, 1994, Ms. Rutledge was appointed Controller and Chief Accounting Officer of the Company. From September 1991 to August 1994, Ms. Rutledge was a Senior Auditor for Ernst & Young LLP in Dallas. Ms. Rutledge received her B.B.A. degree in Accounting from Texas Tech University and is currently licensed as a CPA in the State of Texas.

    The Company has an Executive Committee, whose members include Messrs. Miller, Bender, Alexander and McCullough. The Executive Committee acts as liaison to senior management and in place of the Board of Directors between regularly scheduled meetings. The Executive Committee held three (3) meetings during 1996. The Company also has a Finance Committee, whose members are Messrs. Sinnott, Mitchell, Bender, Schafer and David. The Finance Committee's principal function is to plan for the financial and capital needs of the Company. The Finance Committee held one (1) meeting during 1996. The Company's Audit Committee, composed of Messrs. Kite, McDonald, Mitchell, Alexander, West and Schafer is responsible for reviewing the audited financials, the scope of audit coverage and internal control systems with the Company's independent auditors. The Audit Committee did not meet during 1996. The Company's Compensation Committee (formerly the Personnel and Compensation Committee) is comprised of Messrs. McCullough, Miller, Bender, Sinnott, Kite and Mitchell. The Compensation Committee is charged with the responsibility of administering and interpreting the Company's various incentive compensation plans, determining bonuses and approving other compensation issues. The Compensation Committee held two (2) meetings during 1996. The Compensation Committee includes a subcommittee formed for the purpose of administering the Company's 1996 Plan. The Company has an NEG-OK Asset Committee, consisting of Messrs. Alexander, David, Kite, McDonald, West and Miller. The NEG-OK Asset Committee is charged with the responsibility for administering the disposition of assets acquired in the merger of Alexander Energy Corporation with the Company. The NEG-OK Asset Committee did not meet during 1996.

    The Board of Directors held six (6) regular and special meetings during 1996.

    The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until the first meeting of the Board after the annual meeting of shareholders next succeeding his or her election and until his or her successor is duly elected and qualified, or until his or her death or resignation or until he or she shall have been removed in the manner provided in the Company's bylaws.

EXECUTIVE COMPENSATION

    The following tables set forth the cash compensation received by the Company's Chief Executive Officer and each of the next four most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 during the fiscal years ended December 31, 1996, 1995, and 1994, and aggregate option/SAR exercises during the last fiscal year and year end option/SAR values.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                              COMPENSATION AWARDS
                                                   ANNUAL COMPENSATION(1)  --------------------------
                                                                            RESTRICTED    SECURITIES
                                                   ----------------------     STOCK       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)   BONUS($)     AWARDS($)     OPTIONS(#)   COMPENSATION($)
--------------------------------------  ---------  ---------  -----------  ------------  ------------  ----------------
Miles D. Bender.......................       1996    222,694      35,000        --         200,000(7)         --
  President and Chief                        1995    179,448      50,000        --         200,000          78,971(6)
  Executive Officer                          1994    136,187      15,000       3,871(5)       --              --
Robert A. Imel........................       1996    116,098      16,000        --         150,000(8)         --
  Senior Vice President and                  1995     87,500      --          26,000(5)    110,000            --
  Chief Financial Officer(2)                 1994     86,792      --          21,575(5)       --              --
William T. Jones......................       1996    121,721      35,000        --         100,000(7)         --
  Senior Vice President,                     1995     97,992      10,000        --         110,000            --
  Operations(3)                              1994     45,000      --           4,075(5)       --              --
R. Thomas Fetters, Jr.................       1996    155,000       5,000     131,250(5)    100,000(7)         --
  Senior Vice President,                     1995     43,182      --            --          50,000            --
  Exploration(4)

------------------------

(1) Excludes the aggregate, incremental cost to the Company of perquisites and other personal benefits, securities or property, the aggregate amount of which, with respect to the named individual, does not exceed the lesser of $50,000 or 10% of reported annual salary and bonus for such person.

(2) Effective October 1, 1996, Mr. Imel became employed full time by the Company as Chief Financial Officer and Senior Vice President. During prior periods covered by this table, Mr. Imel was employed by the Company on a contract basis.

(3) Mr. Jones was appointed Senior Vice President, Operations effective August 29, 1996.

(4) Mr. Fetters was appointed Senior Vice President, Exploration effective September 18, 1995.

(5) At December 31, 1995, Mr. Bender held 247,500 shares of restricted Common Stock, with a value of $804,375, Mr. Imel held 80,500 shares of restricted Common Stock, with a value of $261,625 and Mr. Jones held 50,000 shares of restricted Common Stock, with a value of $162,500. As of December 31, 1996, all of the aforementioned shares have been registered.

(6) During 1995, the Board of Directors approved payment of $78,971 to Mr. Bender for services rendered without pay in prior years, and for reimbursement of certain other expenses.

(7) These option grants are subject to shareholder approval of the 1996 Plan.

(8) Of this amount, 100,000 shares underlying the option grants are subject to shareholder approval of the 1996 Plan.

                       OPTION/GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                       NUMBER OF                                                 AT ASSUMED ANNUAL RATES OF
                                       SECURITIES   PERCENT OF TOTAL                              STOCK PRICE APPRECIATION
                                       UNDERLYING   OPTIONS GRANTED    EXERCISE OR                    FOR OPTION TERM
                                        OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION  --------------------------
NAME                                   GRANTED(#)     FISCAL YEAR        ($/SH)         DATE        5%($)         10%($)
------------------------------------  ------------  ----------------  -------------  ----------  ------------  ------------
Miles D. Bender.....................    200,000(1)           19%        $    3.75     12/06/01   $  1,005,072  $  1,328,671
Robert A. Imel......................    100,000(1)           10%        $    3.75     12/06/01   $    502,536  $    664,335
                                         50,000               5%        $    3.00     12/15/97   $    157,500  $    165,000
William T. Jones....................    100,000(1)           10%        $    3.75     12/06/01   $    502,536  $    664,335
R. Thomas Fetters, Jr...............    100,000(1)           10%        $    3.75     12/06/01   $    502,536  $    664,335

------------------------

(1) These options are subject to approval by the stockholders and vest over a two year period.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES
                                                                            UNDERLYING        VALUE OF UNEXERCISED
                                                                        UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                        AT FISCAL YEAR-END         AT FISCAL
                                              SHARES                            (#)               YEAR-END($)
                                            ACQUIRED ON      VALUE         EXERCISABLE/           EXERCISABLE/
NAME                                        EXERCISE(#)   REALIZED($)      UNEXERCISABLE        UNEXERCISABLE(1)
-----------------------------------------  -------------  -----------  ---------------------  --------------------
Miles D. Bender..........................       50,000     $ 171,875    $  200,000/$250,000    $  209,375/$28,125
Robert A. Imel(2)........................       --            --        $   85,000/$125,000    $  122,813/$14,063
William T. Jones(2)......................       --            --        $   85,000/$125,000    $  122,813/$14,063
R. Thomas Fetters(2).....................       --            --        $   25,000/$125,000    $   14,063/$14,063

------------------------

(1) Based on the closing price of Common Stock on December 31, 1996 of $3.4375.

(2) These individuals did not exercise options during 1996.

    The Company does not have any long-term incentive plans or defined benefit or actuarial plans. Therefore, the tables on long-term incentive plan awards and pension plans are omitted.

COMPENSATION OF DIRECTORS

    The Company compensates non-employee Board of Directors members in the amount of $1,000 for each official Board of Directors' meeting and $1,000 for each Board of Directors' committee meeting unless such committee meeting is held at the time of, or in conjunction with, an official Board of Directors' meeting. In addition, members of the Board of Directors are generally granted stock options each year. In December 1996 each director who was a member of the Executive Committee received options to purchase 37,500 shares of Common Stock, and each of the other directors received options to purchase 25,000 shares of Common Stock, which options vest over a two year period. These option grants are subject to the approval by the shareholders of Proposal 2 regarding the 1996 Plan.

    In addition to the above-referenced option grants to all directors of the Company during 1996, in December 1996, certain of the directors received additional options to purchase Common Stock for services rendered to the Company. The number of shares underlying such additional options granted were as follows: Miles D. Bender--162,500 at an exercise price of $3.75 per share; and Jim L. David--5,000 at an exercise price of $3.75 per share. These additional option grants are subject to shareholder approval of the 1996 Plan.

    Mr. Norman Miller received $22,500 in 1996 for work performed for the Company, and an affiliated company of Mr. Miller, Incorp Inc. (which acts as a petroleum consultant and independent oil and gas producer), was paid $7,500 for services rendered to the Company by Mr. Miller during 1996. Effective November 11, 1994, Mr. Miller began to receive $500 for each day he works on Company matters.

    Mr. Bob G. Alexander entered into a consulting agreement with the Company for a term running from September 1996 to September 1999 at a compensation level of $150,000 per year. Through the end of 1996, Mr. Alexander was paid $50,000 for his services pursuant to such consulting agreement.

    In addition, the Company pays other incidental compensation to executive officers and directors from time to time, consisting primarily of reimbursement for travel and entertainment expenses on behalf of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    In January 1996, the Company executed employment agreements that have a term of three years from the effective date of a change in control of the Company with Miles D. Bender, President and Chief Executive Officer, William T. Jones, Senior Vice President, Operations, Robert A. Imel, Chief Financial Officer and Senior Vice President, R. Thomas Fetters, Jr., Senior Vice President, Exploration and Melissa H. Rutledge, Controller and Chief Accounting Officer. In March 1997, the Company executed similar employment agreements that have a term of three years from the effective date of a change of control of the Company (together with the above-referenced employment agreements, the "Employment Agreements") with Philip D. Devlin, Vice President, General Counsel and Secretary and Gene W. Anderson, Vice President, Land. The Employment Agreements each provide that the three-year term will be rolling (so that at any time during the term of such agreements there is a remaining term of three years, but in no event beyond the time the executive and/or officer reaches age 65).

    The Employment Agreements define the "change in control" to have occurred when (i) a person, entity or group becomes the beneficial owner of a majority of the securities of the Company ordinarily having the right to vote for election of directors, (ii) during any consecutive two year period, the directors at the beginning of the period (together with directors approved by a vote of 66 2/3% of such initial directors plus directors previously approved by such 66 2/3% margin) cease to constitute a majority of the Company's Board of Directors,
(iii) any sale, lease, exchange or transfer of all, or substantially all, of the Company's assets occurs, or (iv) a merger or consolidation occurs with the effect that any person, entity or group, or the shareholders thereof, become the owner of securities of the surviving corporation representing a majority of the voting power of such surviving corporation for the election of directors.

    The Employment Agreements provide for a three year employment term during which the executive and/or officer receives for each year (i) 100% of the average of the executive's annual base salary at the time in question and the executive's annual base salary for each of the preceding two years, and (ii) 100% of the average of the bonuses paid to the executive and/or officer for each of the preceding three fiscal years. If the executive and/or officer is discharged without cause or resigns for "good reason" (as defined therein) after a change in control, then in lieu of the compensation described in the preceding sentence, the executive and/or officer is entitled to a lump sum cash severance payment equal to three times the sum of (a) the executive's annual base salary then in effect, (b) the average of cash bonuses for each of the three previous years, and (c) the average of fully-vested contributions to retirement plans for such executive and/or officer for each of the three preceding years. In addition, at such time, all options and all other retirement or pension contributions or benefits become fully vested and remain fully exercisable for 360 days.

    In addition to the Employment Agreements discussed above, the Company entered into an employment agreement with Jim L. David, Vice President, Exploitation in March 1997 for a two year term, commencing with the date of consummation of the merger of the Company with Alexander Energy Corporation. In the event Mr. David resigns for a good reason after a "change of control" as defined above, or upon the discharge of Mr. David without cause during the employment term, Mr. David will receive severance benefits equal to the sum of (i) his annual base salary then in effect, (ii) his last annual cash bonus and (iii) the average retirement plan contributions by the Company on his behalf on a fully vested bases for the last two fiscal years, multiplied by three (3). Mr. David will also have all stock options previously granted to him become fully vested and exercisable for a three year period (360 days) following termination. Mr. David shall continue to receive for a period of one (1) year following termination all life, accident, disability, medical, dental and other health and casualty insurance benefits maintained by the Company for its employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Miles D. Bender served both as a member of the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") and as the President and CEO of the Company during 1996. Robert V. Sinnott served as a director and member of the Finance and Compensation Committees during 1996 and as a director of Plains Resources, Inc., the parent company of Plains, to whom the Company sold 38.6% of its total oil and natural gas sales during 1996. The Company's production sales contracts with Plains Resources, Inc. were entered into in 1992. Mr. Sinnott did not become a director of the Company until 1994. See "Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is composed of five Directors and the President and Chief Executive Officer of National Energy Group, Inc. The Compensation Committee advises the Company's Board of Directors and management concerning compensation for its executive officers. Compensation for executive officers is based on the principles that compensation must be competitive to enable the Company to motivate, attract and retain highly qualified and talented employees to lead and grow the Company's business and, at the same time, provide rewards which are closely linked to the Company's and the individual's performance.

    The Compensation Committee considers management skills, long term performance, operating results, unusual accomplishments as well as economic conditions and other external events that affect the Company's operations.

    In addition to salaries, bonuses and stock options are generally granted once annually based on performance, length of service or other noted accomplishments in helping to increase reserves and/or cash flows of the Company. Options are currently granted under the National Energy Group, Inc., 1996 Incentive Compensation Plan which was approved by the Board of Directors and is being submitted to the shareholders for their approval at the June 5, 1997 Annual Meeting. Shares are generally issued annually to executives at market price on the grant date.

                                          COMPENSATION COMMITTEE
                                          George B. McCullough, Chairman
                                          Norman C. Miller
                                          Robert H. Kite
                                          Robert V. Sinnott
                                          Robert J. Mitchell
                                          Miles D. Bender

CORPORATE PERFORMANCE

    The following graph shows a five year comparison of cumulative total stockholder returns for the Company, the NASDAQ Market Index (the "Broad Market") and an index of peer companies in the oil and gas industry selected by the Company (the "Peer Group").

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NATIONAL ENERGY GROUP    PEER GROUP    BROAD MARKET
1991                         $100          $100            $100
1992                       150.00        145.11          100.98
1993                       240.00        157.85          121.13
1994                       320.00        176.49          127.17
1995                       560.00        186.76          164.96
1996                       550.00        236.43          204.98

    The total cumulative return in investment (change in the year end stock price plus reinvested dividends) for each of the years for the Company, the NASDAQ Market Index and the Peer Group is based on the stock price or composite index beginning at the end of the calendar year 1991. The Company has never paid dividends on the Company's Common Stock.

    The Peer Group Index, is a diversified group of independent oil and gas companies comprised of Abraxas Petroleum, C.P. N.V.; Arch Petroleum, Inc.; Basin Exploration, Inc.; Cairn Energy USA, Inc.; Coho Energy, Inc.; Comstock Resources, Inc.; Gothic Energy Corp.; Houston Energy Corp.; Lomak Petroleum, Inc.; Panaco, Inc.; and Petrocorp, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In connection with a 1996 private placement of securities conducted in connection with the acquisition of, and merger with, Alexander Energy Corporation (the "Merger"), the Company issued securities and entered into certain other agreements with investors who beneficially owned or were affiliates of persons or entities who owned more than five percent of the Common Stock (assuming conversion of the Company's preferred stock). See "Security Ownership." On August 29, 1996, the Company consummated the sale for $10.0 million of 100,000 shares of Series D Preferred Stock and 700,000 warrants to purchase Common Stock at $2.50 a share which was privately placed with High River. On August 29, 1995, the Company also consummated the sale for $5.0 million of 50,000 shares of Series E Preferred Stock and 350,000 warrants to purchase Common Stock at $2.50 a share which was privately placed with four investment partnerships associated with KAIM and two insurance companies (the "Series E Investors"). See "Security Ownership" and footnotes (2) and (3) thereto. Both the Series D Preferred Stock and the Series E Preferred Stock are convertible into shares of the Common Stock at a conversion price of $2.25 per share of Common Stock.

    In connection with the Merger, the Company extended the period during which the Series B Preferred Stock and the Series C Preferred Stock cannot be redeemed by the Company from June 14, 1997 to June 14, 1999 and amended the Company's Certificates of Designations to so prohibit such redemption. As a result, dividends at a rate of 10% and 10% per annum, respectively, or $525,000 and $420,000 per year, respectively, will accrue and be payable to holders of such Preferred Stock. Such holders are KAIM affiliates.

    During the year ended December 31, 1996, the Company sold $9,382,466 of oil and natural gas, or 38.6% of the Company's total oil and natural gas sales, to Plains. KAIM and investment partnerships associated with KAIM, and other accounts managed by affiliates of KAIM, own on a fully diluted basis approximately 17.8% of the issued and outstanding shares of Common Stock of Plains Resources, Inc. The Company has agreements with Plains that were entered into in 1992 prior to the Company's association with KAIM, pursuant to which Plains purchases oil produced from the major oil-producing properties which the Company operates, at West Texas Intermediate posted prices plus a premium. The premium is based on Plains purchasing substantially all the production of the Company. Sales to Plains will account for a significant percentage of the Company's total oil and natural gas sales in 1997. For information on the ownership of the Company's securities by KAIM and investment partnerships associated with KAIM, see "Security Ownership."

VOTE REQUIRED

    Directors are elected by plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES AS DIRECTORS.

   PROPOSAL 2--RATIFICATION AND APPROVAL OF 1996 INCENTIVE COMPENSATION PLAN

GENERAL

    On December 6, 1996, the Board of Directors authorized the adoption, subject to shareholder approval, of the National Energy Group, Inc. 1996 Incentive Compensation Plan (the "1996 Plan"), under which employees, consultants, advisors and directors of the Company will be eligible to receive awards. The 1996 Plan provides for the issuance of appreciation rights, incentive and non-qualified stock option rights and awards of restricted stock ("Awards"). Other types of incentive-based awards may not be granted under the 1996 Plan. The 1996 Plan also prohibits the grant of stock option rights for less than 100% of the market value per share on the date of grant.

    If the 1996 Plan is approved by the shareholders, a total of 5,000,000 shares of Common Stock will be reserved for issuance under the 1996 Plan. No shares of the Company's Common Stock have been issued pursuant to the 1996 Plan; however, stock option grants to purchase 966,500 shares of Common Stock at an exercise price of $3.75 per share were made under the 1996 Plan on December 6, 1996, subject to approval of the 1996 Plan by the Company's shareholders. On March 20, 1997, the Board of Directors also granted incentive stock options under the 1996 Plan (subject to shareholder approval) to purchase 700,000 shares of Common Stock to Miles D. Bender at an exercise price of $4.00 per share, exercisable at any time within five years from the date of grant that the closing price per share of the Company's Common Stock on the NASDAQ National Market System (or other exchange on which the Common Stock is traded) has been $8.00 or greater for a period of not less than thirty (30) consecutive days. The Board of Directors also granted on March 20, 1997, incentive stock options under the 1996 Plan (subject to shareholder approval) to purchase the following number of shares at the closing price of the Common Stock on the NASDAQ National Market System on March 20, 1997: 25,000 shares to Gene W. Anderson, Vice President, Land; 10,000 shares to Philip D. Devlin, Vice President, General Counsel and Secretary; 10,000 shares to Patti Davis-Sebastian, Manager, Human Resources; and 10,000 shares to Bradley A. Cox, Senior Reservoir Engineer. In addition, the Board of Directors granted 50,000 shares of restricted Common Stock under the 1996 Plan (subject to shareholder approval) to Philip D. Devlin, Vice President, General Counsel and Secretary, on March 20, 1997.

    The pool of shares available under the 1996 Plan will be used for Awards to employees, consultants, advisors and directors of the Company in the discretion of a committee appointed by the Board of Directors to administer the 1996 Plan (the "Committee") or the Board of Directors. See "Management-- Directors and Executive Officers" for the current composition of the Committee. The Company currently has 17 officers and directors. Other employees, as well as consultants and advisors, also will be eligible to receive Awards under the 1996 Plan.

SUMMARY OF THE 1996 PLAN

    PURPOSE

    The purpose of the 1996 Plan is to provide a means whereby the Company may provide for grants of Awards to employees (including officers), consultants, advisors and directors of the Company and any of its subsidiaries, thereby helping to retain and motivate such individuals, and to encourage the judgment, initiative and efforts of such individuals by further aligning their interest with those of the shareholders of the Company.

    ADMINISTRATION

    The 1996 Plan is to be administered by the Committee or, in the discretion of the Board, the full Board of Directors. Subject to the requirements of the 1996 Plan, the Committee or the Board will have full and exclusive power to construe and interpret the 1996 Plan, to determine and designate the persons who are eligible to participate in the 1996 Plan, to determine the terms of Awards and generally to answer any and all questions arising under the 1996 Plan. All decisions, determinations and interpretations by the Committee or the Board regarding the 1996 Plan will be final and binding on all eligible persons and participants.

    ELIGIBILITY

    Any person who is an employee, consultant, advisor or director of the Company or any of its subsidiaries (a "participant") may be eligible for the grant of Awards under the 1996 Plan, as determined by the Committee or Board in its discretion.

    GRANT OF AWARDS

    Awards may be in the form of incentive stock options, non-qualified stock options, restricted stock or appreciation rights. The maximum number of shares of Common Stock that may be issued pursuant to stock options or restricted stock under the 1996 Plan to a participant in any calendar year may not exceed 900,000 shares of Common Stock.

    Within these parameters, the Committee or the Board is authorized to grant to eligible persons Awards, which may vest either automatically or upon the occurrence of specified events, including without limitation the achievement of qualifying performance criteria or the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others.

    TERMINATION OF AWARDS

    All Awards will vest on the schedule determined by the Committee or the Board as set forth in such Award. Subject to the following, if a participant who is an employee of the Company ceases for any reason to be such an employee, including without limitation by reason of death, disability, retirement, hardship or other special circumstances, the Board may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including waiving or modifying any limitation or requirement with respect to any such Award under the 1996 Plan or causing termination of such Award. If an employee is terminated by the Company for any reason, including without limitation, retirement or disability, such employee will have thirty (30) days from such termination in which to exercise all Awards vested and exerciseable on the date of termination. If an employee voluntarily leaves his employment by the Company for any reason, all Awards not previously vested and exercised will terminate on the date of resignation. In the event of the death of a participant, all Awards exerciseable on the date of death will continue to be exerciseable by the estate or other legal representative of the deceased until the completion of final administration of the probate estate.

    ASSIGNABILITY

    The Committee or Board may grant Awards which are, or are not, transferable without restriction; provided that any incentive stock option ("Incentive Option") may be transferable only as provided in the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

    ADJUSTMENT TO AWARDS

    The Committee or Board may make or provide for adjustments in the maximum number of shares covered by the 1996 Plan, the number of shares of Common Stock covered by outstanding Awards granted thereunder, the option price or grant price applicable to any such Awards and/or in the kind of shares covered thereby (including shares of another issuer) as the Committee or Board in its sole discretion may determine, as required to prevent dilution or enlargement of the right to participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having a similar effect.

    The Committee or Board may modify, extend or renew outstanding Awards granted under the 1996 Plan, accept the surrender of Awards outstanding and authorize the grant of new Awards in substitution therefor, or otherwise modify, extend or renew outstanding Awards under the 1996 Plan. No modification of an Award under the 1996 Plan may alter or impair any rights or obligations under any Award theretofore granted to a participant, without the consent of the participant, except as necessary (with respect to Incentive Options) to satisfy the requirements of Section 422 of the Code.

    AMENDMENT AND TERMINATION OF THE 1996 PLAN

    The Board may insofar as permitted by law, suspend or discontinue from time to time the 1996 Plan or revise or amend it in any respect whatsoever, and the 1996 Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment. In addition, to the extent required by applicable law, regulation or rule, any such revision or amendment shall not take effect without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of the Company entitled to vote with respect to such proposal at a meeting of shareholders or by written consent; and provided further that without prior stockholder approval, no such revision or amendment shall (i) increase the number of shares of Common Stock subject to grant as Awards or (ii) change the designation of the class of employees eligible to receive Awards.

    EXPIRATION

    Unless previously terminated, the authority to grant options under the 1996 Plan will expire ten (10) years after the effective date of the 1996 Plan, but such expiration will not affect any option previously made or granted that has been outstanding.

FEDERAL INCOME TAX TREATMENT

    Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 1996 Plan.

    A participant who is granted an Incentive Option does not realize any taxable income at the time of the grant or at the time of exercise (but in some circumstances may be subject to an alternative minimum tax as a result of the exercise). Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an Incentive Option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the participant fails to hold the shares for the foregoing period, the disposal is treated as a disqualifying disposition. The gain on such disposition is ordinary income to the participant to the extent of the difference between the option price and the fair market value on the exercise date (or, if less, the amount realized on the disposition), and any excess is long-term or short-term capital gain, depending on the holding period. Under such circumstances, the Company will be entitled to a tax deduction equal to the ordinary income amount the participant recognizes in a disqualifying disposition.

    A participant who is granted non-qualified Option Rights (I.E., stock options other than Incentive Options) does not have taxable income at the time of grant, but does have taxable compensation income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction for the same amount, assuming the Company fulfills its reporting obligations under the Code as to the compensation income received by the participant. In general, the optionee will recognize capital gain or loss with respect to the difference between the value of any shares tendered to the Company in satisfaction of the optionee's employment tax or withholding obligations and his or her tax basis for such shares. However, where an optionee tenders shares to satisfy all or a portion of the exercise price, (i) the disposition of such shares by the optionee will not result in gain or loss and a like number of shares received from the Company will have a basis equal to the shares tendered for the exercise price and (ii) the additional shares will have a basis equal to the compensation income recognized with respect to such exercise (I.E., the fair market value of such additional shares). Upon a subsequent disposition of the shares received upon exercise of a non-qualified Option Right, the difference between the amount realized on the disposition and the basis of the stock should qualify as long-term or short-term capital gain, depending on the holding period. The tax basis of shares received upon exercise of the option will generally be the sum of the exercise price and the amount of taxable compensation income required to be recognized.

    The grant of an Appreciation Right (or "AR") will produce no U.S. federal tax consequences for the participant or the Company. The exercise of an AR results in taxable income to the participant, equal to the difference between the total grant price of the AR and the market price of a corresponding number of shares on the date of exercise, and a corresponding tax deduction to the Company.

    A participant who has been granted Restricted Stock (stock that has not been registered under applicable securities laws) will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the grant. At such time or times as the restrictions lapse, the participant will recognize taxable compensation income in an amount equal to the excess of the fair market value at such time of the shares constituting the grant of Restricted Stock over the amount, if any, paid for such shares. If the Company fulfills its reporting obligations as to the compensation, the Company will be entitled to a corresponding tax deduction, subject to the restrictions of Code Section 162(m) discussed below. Any dividends paid to the participant during the restriction period will also be compensation income to the participant and deductible as such by the Company. The holder of Restricted Stock may elect to be taxed at the time of grant of the Restricted Stock on the market value of the shares, ignoring the restrictions, in which case (1) the Company will be entitled to a deduction at the same time and in the same amount,
(2) dividends paid to the participant during the restriction period will be taxable as dividends to him and not deductible by the Company, and (3) there will be no further federal income tax consequences when the restrictions lapse.

    Section 162(m) of the Code generally provides that a publicly-held corporation will not be allowed a deduction for employee compensation paid to its chief executive officer or to its four highest compensated officers for the taxable year other than the chief executive officer (each, an "Applicable Employee") to the extent that such compensation with respect to any such Applicable Employee exceeds $1 million. Any compensation that qualifies as "performance-based compensation" is not subject to this deduction limitation. The Company believes that all Option Rights and all Appreciation Rights awarded pursuant to the Plan will qualify as performance-based compensation, and the compensation attributable to such Awards will not, in the taxable year of exercise, be considered part of any compensation that is subject to the $1 million deduction limitation. However, awards of Restricted Stock will not qualify as performance-based compensation, and amounts of compensation attributable to such Awards will be treated, in the year otherwise deductible by the Company, as compensation that is subject to the deduction limitation.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of the Common Stock and the Series E Preferred Stock represented in voting as a class (as previously described), in person or by proxy, at the Meeting is required to approve the 1996 Plan. If the 1996 Plan does not receive requisite shareholder approval, the 1996 Plan and all Awards thereunder will terminate and be of no effect.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NATIONAL ENERGY GROUP, INC. 1996 INCENTIVE COMPENSATION PLAN.

                        PROPOSAL 3--INDEPENDENT AUDITORS

    Ernst & Young LLP served as the Company's independent auditors for 1996. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    The Board of Directors has selected Ernst & Young LLP to act as its independent auditors for the 1997 fiscal year and ask for the shareholders' ratification of such appointment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1997.

                             SHAREHOLDER PROPOSALS

    Shareholders who wish to include proposals for action at the Company's 1998 annual meeting of shareholders in next year's proxy statement must, in addition to other applicable requirements cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 30, 1997. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

    The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote all proxies given to them in accordance with their best judgment of such matters.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed with this Proxy Statement to shareholders of record on the Record Date, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                                                                     APPENDIX A

                             NATIONAL ENERGY GROUP, INC.

                           1996 INCENTIVE COMPENSATION PLAN


     National Energy Group, Inc., a Delaware corporation (the "Company"), hereby establishes this National Energy Group, Inc. 1996 Incentive Compensation Plan (the "Plan").

     1. PURPOSE. The purpose of this Plan is to attract and retain key employees and directors for the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2.   DEFINITIONS. As used in this Plan,

          (a) "Appreciation Right" means a right granted pursuant to Paragraph 5.

          (b) "Award" means an Appreciation Right, an Option Right or an award of Restricted Stock.

          (c)  "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as in effect from time to time, and the Treasury Regulations promulgated thereunder.

          (e) "Committee" means the committee established pursuant to Paragraph 13 and, to the extent the administration of this Plan has been assumed by the Board pursuant to Paragraph 13, the Board.

          (f) "Common Stock" means the Common Stock, $.01 par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 9.

          (g) "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights or a grant or sale of Restricted Stock will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

          (h) "Grant Price" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

          (i) "Incentive Option" means an Option Right that complies with all requirements of Section 422 of the Code, or its successor, as amended from time to time.

          (j) "Management Objectives" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed, in individual objectives for the Participant, or in other terms, and which will relate to the Performance Cycle determined by the Committee. The Committee may adjust

     Management Objectives and any minimum acceptable level of achievement with respect to any Management Objectives if, in the sole judgment of the Committee, events or transactions have occurred which are unrelated to the performance of the Participant and result in a distortion of the Management Objectives or such minimum acceptable level of achievement. Management Objectives may, but are not required to, be established to constitute preestablished, objective performance goals under Code
     Section 162(m).

          (k) "Market Value per Share" means, at any date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded.

          (l) "Option Agreement" means an agreement evidencing Option Rights granted to a Participant containing such terms and provisions consistent with the Plan, as the Committee may approve.

          (m) "Option Price" means the purchase price per share payable on exercise of an Option Right.

          (n) "Option Right" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4.

          (o) "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an employee, consultant, advisor or director of the Company or any of its Subsidiaries.

          (p) "Performance Cycle" means, in respect of an Award, a period of time established by the Committee within which the Management Objectives relating to such Award are to be achieved.

          (q) "Restricted Stock" means shares of Common Stock granted or sold pursuant to Paragraph 6 as to which neither the ownership restrictions nor the restriction on transfers referred to therein has expired.

          (r) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

          (s) "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over (a) the Option Price provided for in the related Option Right or (b) if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right, multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

          (t) "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

     3. SHARES AVAILABLE UNDER PLAN. Subject to adjustment as provided in Paragraph 9, the shares of Common Stock which may be issued or transferred and covered by outstanding Awards granted under this Plan will not exceed in the aggregate 5,000,000 shares, and a Participant will not be awarded Option Rights, Appreciation Rights and/or Restricted Stock with respect to more than 900,000 shares of Common Stock during any one calendar year. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

Upon exercise of any Appreciation Rights, there will be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or the related Option Rights, regardless of whether such Appreciation Rights were paid in cash or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan. The foregoing notwithstanding, the aggregate number of shares available under the Plan and the number of shares as to which Awards may be granted to any Participant shall, at all relevant times, be determined consistent with the requirements of Code Section 162(m)(4)(C).

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to any Participant of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Option Rights may be Incentive Options or Option Rights which do not qualify under Section 422 of the Code, or a combination of both, or any particular type of option authorized by the Code from time to time.

          (b) Each grant will specify the number of shares of Common Stock to which it pertains.

          (c) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

          (d) To the extent allowed by the Option Agreement evidencing the grant of Option Rights, the Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock having an aggregate fair market value (determined by multiplying the number of shares transferred by the Market Value per Share at the date of exercise) equal to the aggregate Option Price, or (iii) by a combination of such methods of payment. To the extent allowed by the Option Agreement evidencing the grant of Option Rights, the aggregate Option Price may be payable, in whole or in part, by delivering a properly executed notice of exercise of the Option Right to the Company and a broker, with irrevocable instructions to the Company to deliver to such broker the stock certificates for the shares issued pursuant to such exercise and irrevocable instructions to such broker to deliver to the Company, on or before the settlement date, cash in an amount necessary to pay the aggregate Option Price for the shares being purchased.

          (e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (f) Each grant may specify a required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or Management Objectives to be achieved before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other similar transaction or event.

          (g) Each grant, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum, but short of full achievement of the Management Objectives.

          (h) The Committee shall determine the term of each Option Right granted under the Plan; provided, however, that no Option Right will be exercisable more than ten (10) years from the Date of Grant.

          (i) Each grant of Option Rights will be evidenced by an Option Agreement executed by the Company and the Participant and delivered to the Participant.

     5. APPRECIATION RIGHTS. The Committee may also from time to time authorize grants to any Participant of Appreciation Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right will be a right of the Participant granted such Award to receive from the Company upon exercise an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the limitations, contained in the following provisions:

          (a) Each grant will state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, will specify the number of shares of Common Stock in respect of which it is made.

          (b) Each grant made in tandem with Option Rights will specify the Option Price and each grant not made in tandem with Option Rights will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread or (iii) any combination thereof, as determined by the Committee in its sole discretion at the time of payment.

          (d) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise).

          (e) Each grant will specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or Management Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable. Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a change in control of the Company or other similar transaction or event.

          (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (g) Each grant of an Appreciation Right will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which agreement will describe such Appreciation Right, identify any Option Right granted in tandem with such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

     6. RESTRICTED STOCK. The Committee may also from time to time authorize grants or sales to any Participant of Restricted Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Stock are subject to any such restrictions.

          (b) Each grant or sale will specify the Management Objectives, if any, that are to be achieved in order for the ownership restrictions to lapse. Each grant or sale that is subject to the achievement of Management Objectives will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which the shares of Restricted Stock will be forfeited and may set forth a formula or other method for determining the number of shares of Restricted Stock with respect to which restrictions will lapse if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (d) Each such grant or sale will provide that the shares of Restricted Stock covered by such grant or sale will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service thereunder, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

          (e) Each such grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to continuing restrictions in the hands of any transferee).

          (f) Each grant or sale of Restricted Stock will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

          (g) Shares of Common Stock transferred pursuant to a grant of Restricted Stock will be held in escrow pursuant to an agreement satisfactory to the Committee until such time as the restrictions on transfer have expired.

     7. DIVIDENDS AND DIVIDEND EQUIVALENTS. If an Award is granted in the form of Restricted Stock or Appreciation Rights, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

     8. TRANSFERABILITY. The Committee may grant Awards which are, or are not, transferable without restriction; provided, however, that any Incentive
Option may be transferable only by will or the laws of descent and distribution and any Incentive Option may be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

     9.   ADJUSTMENTS. The Committee may make or provide for such adjustments
(i) in the maximum number of shares specified in Paragraph 3, (ii) in the numbers of shares of Common Stock covered by outstanding Option Rights and Appreciation Rights granted hereunder, (iii) in the Option Price or Grant Price applicable to any such Option Rights and Appreciation Rights, and/or
(iv) in the kind of shares covered thereby (including shares of another issuer), as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

     10. MODIFICATION, EXTENSION AND RENEWAL OF AWARDS. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards granted under the Plan, or accept the surrender of Awards outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Awards hereunder in substitution therefor (to the extent not theretofore exercised) or otherwise modify, extend or renew outstanding Awards under the Plan. However, no modification, extension or renewal of an Award granted hereunder shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted hereunder to such Participant under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of Section 422 of the Code. Moreover, the foregoing notwithstanding, the Committee shall have no power to make a change pursuant to this Paragraph to the extent such change would cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C) to fail to so qualify.

     11. FRACTIONAL SHARES. The Company will not be required to issue any fractional share of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

     12. WITHHOLDING TAXES. To the extent that the Company is Required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld, which arrangements in the discretion of the Committee may include relinquishment of a portion of such benefit.

     13.  ADMINISTRATION OF THE PLAN.

          (a) Unless the administration of this Plan has been expressly assumed by the Board pursuant to a resolution of the Board, this Plan will be administered by a committee of the Board, which at all times will consist solely of not less than two directors appointed by the Board, each of whom will be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the Committee will constitute a quorum, and the action of the members of the Committee (i) present at any meeting at which a quorum is present, or (ii) by unanimous written consent, will be the acts of the Committee. The Committee may delegate to one or more employees, agents or officers of the Company or its Subsidiaries, or to one or more third party consultants or advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate.

         (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.

     14.  AMENDMENTS, TERMINATION OF EMPLOYMENT, ETC.

          (a) The Board may, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and the 1996 Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment, except that no such amendment will alter or impair or diminish in any material respect any rights or obligations under any option theretofore granted under the 1996 Plan without the consent of the person to whom such option was granted; provided, however, that, to the extent required by applicable law, regulation, or rule, any such revision or amendment shall not take effect without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of the Company present, or represented, and entitled to vote with respect to such proposal at a meeting of stockholders duly held in accordance with Delaware law or by a written consent signed by holders of a majority of the shares of the Company entitled to vote with respect to such proposal; and further provided that, without such prior stockholder approval, no such revision or amendment shall (i) increase the number of shares of the Common Stock subject to grant as Awards, or (ii) change the designation of the class of Participants eligible to receive Awards.

          (b) In case of termination of employment by reason of death, disability or retirement, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which ownership restrictions or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including waiving or modifying any limitation or requirement with respect to any Award under this Plan.

          (c) If an employee is terminated by the Company for any reason, including without limitation, retirement or disability, such employee will have thirty (30) days from such termination in which to exercise all Awards vested and exerciseable on the date of termination. If an employee voluntarily leaves his employment by the Company for any reason, all Awards not previously vested and exercised will terminate on the date of resignation. In the event of the death of a Participant, all Awards exerciseable on the date of death will continue to be exerciseable by the estate or other legal representative of the deceased until the completion of final administration of the probate estate.

          (d) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in the Participant's name except, in the case of Restricted Stock, to the extent provided in Paragraph 6 hereof. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

     15. APPROVAL BY THE STOCKHOLDERS. The Plan is dated December 6, 1996, which is the date upon which the Board adopted the Plan. However, if this Plan is not approved by the holders of a majority of the outstanding shares of voting stock of all classes of the Company present, or represented, and entitled to vote with respect to such proposal at a meeting of stockholders duly held in accordance with Delaware law or by a written consent signed by holders of a majority of the shares of the Company entitled to vote with respect to such proposal within a period ending twelve (12) months after the date the Board adopts the Plan, none of the Awards granted hereunder shall be effective and all such Awards shall be canceled and treated for all purposes as though they had never been granted.

     16. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors of the Company or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Company or by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     The foregoing provisions shall be in addition to all rights to indemnification and advancement of expenses to which the Committee members may be entitled pursuant to any provision of the Certificate of Incorporation or Bylaws of the Company, agreement, vote or consent of stockholders of the Company, statute, or otherwise.

     17. DURATION, EARLY TERMINATION. No Awards may be granted under this Plan after the date that is ten (10) years after the date the Plan was adopted by the Board. This Plan may be terminated any time before ten (10) years from the date the Board adopted the Plan, provided that such termination shall have no adverse effect on an Award existing at the time of such termination.

                                                                      APPENDIX B
                                     PROXY
       HOLDERS OF COMMON STOCK AND CONVERTIBLE PREFERRED STOCK, SERIES E
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NATIONAL ENERGY GROUP, INC.                 The undersigned hereby appoints Robert A.
4925 GREENVILLE AVENUE, SUITE 1400          Imel and Philip D. Devlin as Proxies, each
DALLAS, TX 75206                            with the power to appoint his substitute, and
                                            hereby authorizes them to represent and to
                                            vote, as designated below, all the shares of
                                            Common Stock and Convertible Preferred Stock,
                                            Series E ("Series E Preferred Stock") (which
                                            for voting purposes will be considered those
                                            number of shares of Common Stock which the
                                            Series E Preferred Stock could be converted
                                            into as April 21, 1997) of National Energy
                                            Group, Inc. held of record by the undersigned
                                            on April 21, 1997, at the annual meeting of
                                            shareholders to be held on June 5, 1997 or
                                            any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND IN FAVOR OF ALL PROPOSALS.

1.  ELECTION OF DIRECTORS                   FOR ALL NOMINEES LISTED BELOW EXCEPT
                                            AS INDICATED TO THE CONTRARY BELOW / /

                                            WITHHOLD AUTHORITY TO
                                            VOTE FOR ALL NOMINEES LISTED BELOW / /



        George B. McCullough         Norman C. Miller          Miles D. Bender            Robert H. Kite
        George N. McDonald           Jim L. David              Bob J. Alexander           Robert A. West


   (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name in the space provided here.)

-----------------------------------------------------------------------------------------
2.  PROPOSAL TO APPROVE THE NATIONAL ENERGY GROUP, INC. 1996 INCENTIVE COMPENSATION PLAN
                     / / FOR          / / AGAINST        / / ABSTAIN

3.  PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF
    NATIONAL ENERGY GROUP, INC.
                     / / FOR          / / AGAINST        / / ABSTAIN


                     (Please Date and Sign on Reverse Side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DIRECTION OF THE PERSONS VOTING THIS PROXY WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREIN.

                                                                     Please sign below exactly as name
                                                                     appears. When shares are held by joint
                                                                     tenants, both should sign. When
                                                                     signing as attorney, executor,
                                                                     administrator, trustee or guardian,
                                                                     please give full title as such. If a
                                                                     corporation, please sign in full
                                                                     corporate name by President or other
                                                                     authorized officer. If a partnership,
                                                                     please sign in partnership name by
                                                                     authorized person.

DATED _______________________________ , 1997      -------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY      Signature if held jointly
CARD PROMPTLY USING THE ENCLOSED ENVELOPE
                                                  -------------------------------------------------------------
                                                  Signature